Exhibit 99.1

American Realty Capital Hospitality Trust, Inc. Q1 2017 Investor Presentation

Risk Factors Investing in our common stock involves a degree of risk . See the section entitled “Risk Factors” in the most recent Annual Report on Form 10 - K of Hospitality Investors Trust, Inc . (“HIT REIT,” the “Company” or “we”) for a discussion of the risks which should be considered in connection with the Company . Forward - Looking Statements This presentation may contain forward - looking statements . You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review Risk Factors at the end of this presentation for a discussion of risks and uncertainties that could cause actual results to differ materially from our forward - looking statements. Risk Factors 2

3 March 31, 2017: Company Changes Name to HIT REIT, Closes Brookfield Transaction and Transitions to Self - Management Brookfield Transaction ▪ HIT REIT (the “Company”) received a $135 million capital infusion as part of a $400 million total investment commitment from a real estate private equity fund managed by affiliates of Brookfield Asset Management Inc. (“Brookfield”) ▪ Brookfield’s investment is expected to allow the Company to meet its near - term capital requirements and advances the Company’s long - term goals of creating value and liquidity for the shareholders Transition to Self - Management ▪ HIT REIT t erminated its previous external advisory management agreement with American Realty Capital Hospitality Advisors, LLC, whose ultimate parent is AR Global Investments, LLC (“AR Global”) ▪ This is e xpected to result in meaningful savings from the elimination of asset management fees and reduction in property management fees (1) ▪ 20+ professionals, including HIT REIT’s entire executive management team, transitioned with the Company ▪ Five senior executives, all leaders in their respective hospitality or real estate fields, joined HIT REIT’s board of directors (“Board”), while two former Board members resigned (2) (1) Savings reflect Company estimates and assumptions which are subject to change, and there can be no assurance the cost savings wi ll ultimately be achieved (2) The five new appointees include two members who currently hold senior management positions at Brookfield and Jonathan P. Mehl man , the Company’s president and chief executive officer

4 April 28, 2017: HIT REIT Completes $1.225Bn Refinancing and Acquisition of Seven Hotels from Summit for $66.8M $1.225Bn Refinancing ▪ HIT REIT has successfully refinanced two loans totaling approximately $1.225Bn, at a blended interest rate of LIBOR + 3.02% ▪ Loans each carry a two - year initial term with three one - year extension options ▪ Affords HIT REIT a meaningfully lower cost of capital, more structural flexibility and maturity runway through 2022 on a significant portion of its mortgage debt ▪ Lender consortium of Deutsche Bank, Citigroup and J.P. Morgan signals institutional affirmation of HIT REIT’s platform and strengthens its relationship with best - in - class capital providers Summit Acquisition ▪ HIT REIT has completed the acquisition of seven hotels pursuant to its previously announced purchase agreement with Summit Hotel Properties, Inc. (“Summit”) (1) ▪ The seven hotels consist of 651 keys and were acquired for $66.8M ($102,000 per key) ▪ Acquisition increases Company’s portfolio to 148 hotels / 17,844 keys across 33 states ▪ All properties have long term franchise agreements with either Marriott International, Hilton Hotels or IHG (1) An eighth hotel, Courtyard El Paso, TX, remains under contract to purchase pursuant to the purchase agreement with Summit; th is hotel is currently under contract to be sold by Summit to another third party, but there can be no assurance that the sale will be completed

▪ We own and acquire premier select - service hotels that are: ▪ Affiliated with premium national brands such as Hilton, Marriott and Hyatt ▪ Operated by award - winning and experienced property management companies ▪ Located in strong U.S. markets with diverse demand generators ▪ Well - maintained, with brand - mandated reinvestment expected to further drive hotel operating performance ▪ Positioned as market leaders with attractive rates, occupancies and cash flows ▪ Purchased at what we believe to be a discount to replacement cost Hospitality Investors Trust Business Thesis: 5 Investment Strategy

($ in millions, except ADR and RevPAR) 6 Validation of our Thesis Significant Performance Improvement at our Recently Renovated Hotels ▪ Our 28 hotels that completed brand - mandated renovations, or Property Improvement Plans (“PIPs”), during the 1H 2016 period experienced a significant uptick in operating performance during September – November 2016, the first comparable three - month period post - renovation (no rooms offline due to renovations during either period) ▪ RevPAR increased by 9.5% in September – November 2016 vs. September - November 2015 ▪ Adjusted Hotel Income from Operations increased by 29.0% in September – November 2016 vs. September - November 2015 September - November 2016 Operating Performance: 28 Recently Renovated Hotels 2016 2015 Growth Occupancy 78.9% 75.7% 4.2% ADR $126.88 $120.69 5.1% RevPAR $100.14 $91.42 9.5% Income from Operations $3.9 $3.6 9.4% Plus: Depreciation & Amortization $7.3 $5.1 42.8% Adj. Hotel Income from Operations $11.2 $8.7 29.0%

($ in millions, except ADR and RevPAR) (1) Pro forma results include the results of 141 hotels not owned for all of the periods presented as if they had been owned all of the periods presented (2) The Company had 41 hotels classified as under renovation as of March 31, 2017; for this purpose, “under renovation” is genera lly defined as extensive renovation of core aspects of the hotels, such as rooms, meeting space, lobby, bars, restaurants and other public spaces; we consider hotels to be under renovation beginning in the q uar ter that they start material renovations and continuing until the end of the fourth full quarter following substantial completion of the renovations (3) See slide 8 for further discussion of Hotel EBITDA, which is a non - GAAP financial measure 7 Financial Summary: First Quarter 2017 Portfolio Summary Operating Metrics (1) as of March 31, 2017 Pro Forma Quarter Ended March 31, 2017 & March 31, 2016 Hotels 141 Q1 2017 Q1 2016 Growth Keys 17,193 Total Portfolio (141 Hotels) States 32 Number of Rooms 17,194 17,193 MSAs 78 Occupancy 72.7% 69.6% 4.5% ADR $122.33 $119.89 2.0% Summary of Actual Financials RevPAR $88.89 $83.48 6.5% Period of Ownership for Quarter Ended March 31, 2017 Total Revenue $143.7 Hotels Not Under Renovation (100 Hotels) (2) Hotel Expenses ($108.6) Number of Rooms 12,138 12,137 Hotel EBITDA (3) $35.1 Occupancy 72.3% 71.5% 1.1% ADR $120.98 $119.53 1.2% Capital Structure Summary RevPAR $87.44 $85.47 2.3% as of March 31, 2017 Total Assets $2,420.3 Mortgage Debt $1,411.8 Promissory Note Payable $7.0 Mandatorily Redeemable $241.2 Preferred Equity Debt / Assets 58.6% Debt + Preferred / Assets 68.6%

HOSPITALITY INVESTORS TRUST

Non-GAAP Financial Measure – Hotel EBITDA

Below is a reconciliation from net loss, the most directly comparable GAAP measure, to Hotel EBITDA

(in thousands)	Three Months Ended March 31, 2017		Three Months Ended March 31, 2016	
Net loss attributable to Hospitality Investors Trust, Inc. (in accordance with GAAP)	$	(16,144)	$	(43,957)
Plus: Net income attributable to non-controlling interest		20		43
Net loss and comprehensive loss (in accordance with GAAP)	$	(16,124)	$	(43,914)
Depreciation and amortization		26,144		23,553
Interest expense		23,380		23,133
Acquisition and transaction related costs		36		25,065
Other income (expense)		(12)		551
Equity in earnings of unconsolidated entities		29		60
General and administrative		2,926		4,294
Income tax benefit		(1,243)		(603)
Hotel EBITDA	**$**	**35,136**	**$**	**32,139**

Hotel EBITDA is used by management as a performance measure and we believe it is useful to investors as a supplemental measure in evaluating our financial performance because it is a measure of hotel profitability that excludes expenses that we believe may not be indicative of the operating performance of our hotels. We believe that using Hotel EBITDA, which excludes the effect of non-operating expenses and non-cash charges, all of which are based on historical cost and may be of limited significance in evaluating current performance, facilitates comparison of hotel operating profitability between periods. For example, interest expense is not linked to the operating performance of a hotel and Hotel EBITDA is not affected by whether the financing is at the hotel level or corporate level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the hotel level. We believe that investors should consider our Hotel EBITDA in conjunction with net income (loss) and other required GAAP measures of our performance to improve their understanding of our operating results.

Hotel EBITDA, or similar measures, are commonly used as performance measures by other public hotel REITs. However, not all public hotel REITs calculate Hotel EBITDA, or similar measures, the same way. Hotel EBITDA should be reviewed in conjunction with other GAAP measurements as an indication of our performance. Hotel EBITDA should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operating performance.

8

2016 – 2017E U.S. Performance Overview

U.S. Industry Review[1]

2016:

- Key performance indicators performed well; 3.2% RevPAR growth in-line with the 30-year average of 3.3%
- For the second year in a row, occupancy reached an all-time high (65.5%), marking seven consecutive years of occupancy growth
- Absolute ADR ($123.97), RevPAR ($81.19) and demand (+1.2 billion nights) also achieved all-time highs
- Demand continued to outpace supply

2017

- Q1 2017 was the strongest first quarter on record; 0.9% occupancy growth (61.1%), 2.5% ADR growth ($124.27) and 3.4% RevPAR growth ($75.92)
- March marked the 85th consecutive month of RevPAR growth

2016 U.S. Industry Performance[2]



1.6%
1.7%
3.2%
Supply
Demand
RevPAR

Lodging Demand Drivers



Robust Increase in Household Net Worth(3)
+$27T (41%) since 2012
Consumer Spending Growth(4)
Consumption rose by 0.3% in the first quarter
Economy Reaching Full Employment(5)
April: Unemployment rate of 4.4% is the lowest in a decade
Strong Consumer Confidence(6)
April's reading of 97 is well above 10-yr average of 78
Housing Market Continues to Improve(7)
March: 4.4% existing-home sales growth is highest rate in 10 years
GDP Growth(4)
Q1'17 growth of 0.7%

2017E U.S. Industry Performance



2.0%
2.0%
1.9%
1.7%
1.9%
1.6%
2.5%
3.0%
2.3%
Supply
Demand
RevPAR
STR
PKF(8)
PwC

Source: (1) Smith Travel Research, Q4'16 (2) Smith Travel Research, Q4'16 (3) Federal Reserve Bank of St. Louis, Goldman Sachs Investment Research (4) U.S. Department of Commerce (5) U.S. Department of Labor (6) University of Michigan Surveys of Consumers (7) National Association of Realtors (8) Represents PKF Hospitality Research

9

Hotels Keys % Keys Summary by Brand 65 8,253 46.3% 62 6,831 38.3% 17 2,229 12.5% Other 4 531 3.0% Total 148 17,844 100.0% Hotels Keys % Keys Top 5 Flags 46 5,563 31.2% 23 2,796 15.7% 16 2,080 11.7% 19 1,751 9.8% 11 1,493 8.4% Top 5 MSAs Hotels Keys % Keys Miami / W. Palm 7 780 4.4% Chicago 5 763 4.3% Orlando 3 610 3.4% San Diego 3 377 2.1% Seattle 2 305 1.7% Portfolio Composition Geography (148 Hotels, 33 States) Top Hotels by State 22 14 12 10 6 6 5 5 5 5 5 FL TN TX GA KY IL OH MI LA CA CO 10 Hotel Portfolio Snapshot As of May 2017

11 2017 Initiatives Hotel Capital Investment ▪ Continue brand - mandated PIPs; $91M of PIP and capital investment in 2016 to significant portion of portfolio; $152.5M during Company ownership as of March 2017 ▪ PIPs mandated by nationally recognized brands such as Hilton, Marriott and Hyatt ▪ Goal is to enhance asset quality through modernization, renovation and improving guest experience and seek to maximize shareholder return Debt Capital Structure Enhancements ▪ Recently closed $1.225Bn refinancing at LIBOR + 3.02% affords HIT REIT a meaningfully lower cost of capital, more structural flexibility and maturity runway through 2022 on a significant portion of its mortgage debt ▪ Further redeem preferred equity interests held by affiliates of the Whitehall real estate private equity funds sponsored by Goldman Sachs, with redemption in full expected by February 2019 ($241.2M outstanding as of March 31, 2017) NAV ▪ Nationally - recognized third party advisor has been engaged ▪ HIT REIT expects to e stablish an updated estimated per - share NAV by July 2017 Acquisitions & Dispositions ▪ Recently closed $66.8M acquisition of seven premium - branded select - service hotels from Summit increases Company’s portfolio to 148 hotels / 17,844 keys across 33 states ▪ HIT REIT intends to continue to e xplore select strategic opportunities to acquire premium hotels in - line with its investment strategy and sell certain lower quality portfolio hotels, subject to market conditions

12 Distribution and Redemption Policy ▪ Simultaneous with entering into the agreement pursuant to which the Brookfield Transaction occurred, the Company’s Board suspended payment of the Company’s monthly distribution to stockholders payable in shares of common stock, effective as of January 14, 2017 ▪ Our Board believes suspending stock distributions is in the best long - term interest of HIT REIT stockholders at this time ▪ Our intent is to preserve long - term stockholder value per share and allow the Company to reinvest as much of its net cash flow as possible into portfolio with ultimate goal of enhancing portfolio performance, maximizing shareholder value, and advancing the Company’s long - term plan for a potential liquidity event ▪ The Board has also terminated the Company’s Shareholder Redemption Program and will periodically review its potential reinstatement under certain circumstances, such as death and disability ▪ We do not expect to pay any distributions or make redemptions during 2017; there can be no assurance that we will resume payment of distributions or redemptions at any time in the future

HIT REIT is led by seasoned professionals with extensive institutional experience in the real estate and hospitality business who have overseen the Company’s operations and the execution of its investment strategy since inception Jonathan P. Mehlman President & Chief Executive Officer Paul Hughes General Counsel & Secretary Edward T. Hoganson Chief Financial Officer and Treasurer ▪ 25+ years of experience in real estate investment banking and capital markets with significant focus in the hospitality sector ▪ Acted as an M&A advisor, investment banker and lender in over $300 billion of lodging transactions ▪ Previously Head or Co - Head of real estate/lodging advisory at Deutsche Bank, Citigroup and Citadel Securities ▪ Significant legal experience in all practice areas impacting public real estate investment trusts, including corporate and corporate governance, federal securities laws, real estate acquisition and finance ▪ Spent 10 years as general counsel of a $2 billion public REIT listed on NYSE and 10 years in private practice ▪ Also is a CPA with significant financial accounting experience ▪ 15+ years of experience in the hospitality industry focused on the financial and capital markets ▪ Former CFO and EVP of Crestline Hotels & Resorts ▪ Former Senior Vice President of acquisitions for Sunrise Senior Living ▪ Former Head of Asset Management at Highland Hospitality Corporation (NYSE: HIH) 13 Experienced Management Team

14 Update: Transfer Agent and Investor Communications ▪ Transition from DST to Computershare: ▪ Effective May 15, 2017 Computershare Trust Company, N. A. (“Computershare”) became our transfer agent ▪ Computershare is a global leader in transfer agency and has decades of experience as a global financial record keeper for over 16,000 public and private companies ▪ The services provided by Computershare are comprehensive and well suited to meet the current investment servicing needs of our investors at a lower cost to the Company ▪ New investor packets were mailed to stockholders last week and included a new account number and instructions for accessing accounts via phone and the internet ▪ Financial advisors will have access to Computershare’s financial advisor portal which includes information about customer accounts ▪ Financial advisors that utilize AIP will continue to have access to that information without disruption ▪ Please note that, beginning with the June 2017 financial statements, investors will receive copies of account statements via US Mail on a semi - annual basis for each six - month period ended June 30th and December 31 st ; monthly statements will be available via online access to your Computershare account ▪ Investors can also reach us using the following methods: ▪ By telephone at (571) 529 - 6390 ▪ By mail at: Attention: Investor Relations Hospitality Investors Trust 450 Park Avenue, Suite 1400 New York, NY 10022

15 Conclusion ▪ Lodging and economic fundamentals remain healthy ▪ HIT REIT continues to see strong operating performance pursuant to its hotel capital investments ▪ Recently closed $1.225Bn refinancing affords the Company attractive long - term financing and flexibility ▪ Brookfield’s investment and HIT REIT’s transition to self - management advances the Company’s long - term plan for a potential listing or sale ▪ Board and Management are committed to the Company’s stakeholders and maximizing stakeholder value

See ‘‘Risk Factors’’ beginning on page 9 of the Company’s 2016 Form 10 - K for a discussion of the risks that should be considered in connection with your investment in our common stock, including : • We have entered into agreements with Brookfield Strategic Real Estate Partners II Hospitality REIT II LLC (the “Brookfield Investor”), pursuant to which, among other things, the Brookfield Investor has purchased $135.0 million in units of a new class of limited partner interests in our operating partnership entitled “Class C Units” (the “Convertible Preferred Units”), and the Brookfield Investor has agreed to purchase additional Convertible Preferred Units in an aggregate amount of up to $265.0 million at subsequent closings (“Subsequent Closings”). We may require funds, which may not be available on favorable terms or at all, in addition to our operating cash flow, cash on hand and the proceeds that may be available from sales of Convertible Preferred Units at Subsequent Closings, which are subject to conditions, to meet our capital requirements. • The interests of the Brookfield Investor may conflict with our interests and the interests of our stockholders, and the Brookfield Investor has significant governance and other rights that could be used to control or influence our decisions or actions. • The prior approval rights of the Brookfield Investor will restrict our operational and financial flexibility and could prevent us from taking actions that we believe would be in the best interest of our business. • We no longer pay distributions and there can be no assurance we will resume paying distributions in the future. • We may not be able to make additional investments unless we are able to identify an additional source of capital on favorable terms and obtain prior approval from the Brookfield Investor. • We have a history of operating losses and there can be no assurance that we will ever achieve profitability. • We have terminated our advisory agreement with our advisor, American Realty Capital Hospitality Advisors, LLC, and other agreements with its affiliates as part of our transition from external management to self - management. As part of this transition, our business may be disrupted and we may become exposed to risks to which we have not historically been exposed. 16 Risk Factors

17 Risk Factors • No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid. • All of the properties we own are hotels, and we are subject to risks inherent in the hospitality industry. • Increases in interest rates could increase the amount of our debt payments. • We have incurred substantial indebtedness, which may limit our future operational and financial flexibility. • We depend on our operating partnership and its subsidiaries for cash flow and are effectively structurally subordinated in right of payment to their obligations, which include distribution and redemption obligations to holders of Convertible Preferred Units and the preferred equity interests issued by two of our subsidiaries that indirectly own 115 of our hotels. • The amount we would be required to pay holders of Convertible Preferred Units in a fundamental sale transaction may discourage a third party from acquiring us in a manner that might otherwise result in a premium price to our stockholders. • We may fail to realize the expected benefits of our acquisitions of hotels within the anticipated timeframe or at all and we may incur unexpected costs. • Our operating results will be affected by economic and regulatory changes that have an adverse impact on the real estate market in general, and we may not be profitable or realize growth in the value of our real estate properties. • A prolonged economic slowdown, a lengthy or severe recession or declining real estate values could harm our investments. • Our real estate investments are relatively illiquid and subject to some restrictions on sale, and therefore we may not be able to dispose of properties at the time of our choosing or on favorable terms. • Our failure to continue to qualify to be treated as a real estate investment trust for U.S. federal income tax purposes could have a material adverse effect on us.